EXHIBIT 10.23


                        TYPE A RESTRICTED STOCK AWARDS TO
                            NAMED EXECUTIVE OFFICERS
                                     IN 2003



Named Executive Officer
-----------------------

Charles Fabrikant
Randall Blank
Dick Fagerstal
Milton Rose
Alice Gran